146 STKSAI

                         SUPPLEMENT DATED APRIL 30, 1998
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                FRANKLIN U.S. GOVERNMENT AGENCY MONEY MARKET FUND
                             DATED NOVEMBER 1, 1997


The Statement of Additional Information is amended to replace the second and third paragraphs under "Miscellaneous Information" with the following:

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.